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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 22, 2002



                                eDiets.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               000-30559                               56-0952883
        (Commission File Number)           (IRS Employer Identification No.)


                             3801 W. Hillsboro Blvd.
                         Deerfield Beach, Florida 33442
               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 360-9022
              (Registrant's Telephone Number, Including Area Code)

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                              ITEM 5. OTHER EVENTS

On July 22, 2002, eDiets.com, Inc. (the "Company") announced that it has signed a $9.1 million agreement with the MSN(R) network of Internet services. The agreement provides the Company with several types of advertising on MSN, including standard online space, "content modules" on several MSN websites and two co-branded mini-websites, one to be hosted by MSN WomenCentral and the other by MSNBC, the leading Internet news site. The press release announcing the agreement is attached hereto as Exhibit 99.1.

On July 23, 2002, the Company reported financial results for the quarter ended June 30, 2002. A press release dated July 23, 2002 announcing these matters is attached hereto as Exhibit 99.2.

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                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits:

Exhibit          Exhibit Title
Number

 99.1            Press Release dated July 22, 2002

 99.2            Press Release dated July 23, 2002

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            eDiets.com, Inc.


                                            By:      /s/ Robert T. Hamilton
                                               ---------------------------------
                                                     Robert T. Hamilton
                                                     Chief Financial Officer

Date: July 24, 2002

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                                  EXHIBIT INDEX

Exhibit          Exhibit Title
Number

 99.1            Press Release dated July 22, 2002

 99.2            Press Release dated July 23, 2002